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                                                          EXHIBIT 23.4

                            CONSENT OF TOM G. GREIG


   I hereby consent to the reference in the Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (and all amendments thereto) of DecisionOne Holdings Corp. to my name as a person about to become a director of DecisionOne Holdings Corp.


                                          /s/ Tom G. Greig
                                          -----------------------------------
                                             Tom G. Greig


July 14, 1997